Exhibit 10.2

Execution Version

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (the “Agreement”) is made as of the 12th day of January 2024, by and among CARGO Therapeutics, Inc., a Delaware corporation (the “Company”) and each of the investors listed on Schedule A attached hereto (each an “Investor” and collectively, the “Investors”).

WHEREAS, the Investors previously acquired and currently hold, in aggregate, 5,175,832 shares (the “Existing Securities”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”);

WHEREAS, subject to the terms and conditions set forth in this Agreement and in reliance on an exemption from securities registration afforded by Section 3(a)(9) of the Securities Act, the Company desires to exchange with each of the Investors, and each of the Investors desire to exchange with the Company, that number of Existing Securities to be exchanged by such Investor set forth on Schedule A, for one or more pre-funded warrants to purchase up to that number of Common Stock to be received by such Investor set forth on Schedule A at an exercise price of $0.001 per share (each a “Warrant” and collectively, the “Warrants”) in substantially the form attached hereto as Exhibit A; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.
Definitions.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Entity” means any national, federal, state, provincial, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority, self-regulatory organization or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

“Material Adverse Effect” means any (i) adverse effect on the reservation, issuance, delivery or validity of the Warrants, as applicable, or the transactions contemplated hereby or on the ability of the Company to perform its obligations under this Agreement, or (ii) material adverse effect on the condition (financial or otherwise), prospects, properties, assets, liabilities, business or operations of the Company or any of its Subsidiaries.

“Person” means and includes all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures, limited liability companies and other entities and governments and agencies and political subdivisions.

“SEC Reports” means all reports, schedules, forms, statements and other documents required to be filed or furnished by the Company under the Securities Act or the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) year preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material), including the exhibits thereto and documents incorporated by reference therein.

“Securities Act” means the Securities Act of 1933, as amended.

“Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that “Trading Day” shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

“Trading Market” means the following markets or exchanges on which the Common Stock are listed or quoted for trading on the date in question: NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Markets Group Inc.

2.
Exchange. On the Closing Date (as defined below), subject to the terms and conditions of this Agreement, the Investors shall, and the Company shall, exchange the Existing Securities for the Warrants pursuant to Section 3(a)(9) under the Securities Act. Subject to the conditions set forth herein, including Section 2.1 below, the exchange of the Existing Securities for the Warrants shall take place on January 12, 2024, or at such other time and place as the Company and the Investors mutually agree (the “Closing” and such date, the “Closing Date”). At the Closing, the following transactions shall occur (such transactions collectively referred to as the “Exchange”):
2.1
On the Closing Date, in exchange for the Existing Securities, the Company shall deliver the Warrants to the Investors or their designees in accordance with each Investor’s delivery instructions set forth on the respective Investor’s signature page hereto. Upon receipt of the Warrants in accordance with this Section 2.1, all of the Investors’ rights under the Existing Securities shall be extinguished. Each Investor shall tender to the Company their respective portion of Existing Securities within two Trading Days (as defined below) of the Closing Date and shall cooperate with the Company’s transfer agent and take all other actions necessary to effect such tender of the Existing Securities.
2.2
On the Closing Date, each Investor shall be deemed for all corporate purposes to have become the holder of record of one or more Warrants to purchase up to that number of Common Stock set forth in Schedule A, irrespective of the date each such

Warrant is delivered to such Investor in accordance herewith. The Existing Securities shall be deemed for all corporate purposes to have been cancelled upon receipt of the Warrants in accordance with Section 2.1 above.

2.3
Each of the Company and the Investors is liable for, and will pay, their own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.
2.4
The Company and the Investors shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange, including, at the request of the Company or its transfer agent, executed stock powers in customary form.
2.5
The Company and the Investors acknowledge and agree that no cash consideration shall be paid or payable to any of the Investors from the Company to effect the Exchange.
3.
Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor, as of the date hereof and the Closing Date, that:
3.1
Organization, Good Standing and Qualification. The Company: (a) is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the nature of the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect, and (c) has all requisite corporate power and authority to own or lease and operate its assets and carry on its business as presently being conducted as disclosed in the SEC Reports.
3.2
Authorization. The Company has authorized the issuance of the Warrants on the terms and subject to the conditions set forth in this Agreement.
3.3
Corporate Power and Authority; Valid Issuance of the Warrant and Warrant Shares.
(a)
The Company has all requisite corporate power and has taken all necessary corporate action required for the due authorization, execution, delivery and performance by the Company of this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder (collectively, the “Transaction Documents”) and the consummation of the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by the Company’s board of directors or a duly authorized committee thereof and no further consent or authorization of the Company, its board of directors or its shareholders is required. This Agreement has been duly executed and delivered by the Company, and the other instruments referred to herein, including the Transaction Documents, to which it is a party will be duly executed and delivered by the Company, and each such agreement constitutes or will constitute a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b)
The Warrants, upon delivery, will have been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The Common Stock issuable upon exercise of a Warrant (the “Warrant Shares”), when issued and delivered upon exercise of such Warrant in accordance with its terms, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights. The Company will reserve a sufficient number of Common Stock to issue the number of Common Stock issuable pursuant to the exercise of the Warrants without any regard to any beneficial ownership limitations set forth in the Warrants.
3.4
No Conflicts.

The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the exchange by the Company of the Existing Securities for the Warrants, the execution and delivery of the Warrants, and, upon the valid exercise of the Warrants, the delivery of the Warrant Shares and the provision to the Investors of the rights contemplated hereby or by the Transaction Documents) will not (i) result in a violation of articles or bylaws, as amended, or any equivalent organizational document of the Company (the “Charter Documents”) or require the approval of the Company’s shareholders, (ii) violate, conflict with or result in the breach of the terms, conditions or provisions of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, acceleration or cancellation under, any material agreement, lease, mortgage, license, indenture, instrument or other contract to which the Company or any Subsidiary is a party and (iii) result in a violation of or require any shareholder or other approval under any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal, state, provincial or territorial securities laws, and any rules, regulations instruments, notices, blanket orders and policies published and/or promulgated thereunder or any regulations of any self-regulatory organizations, as such may be amended from time to time, to which the Company or its securities are subject) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, except, in the case of clauses

(ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be excepted to have a Material Adverse Effect.

3.5
The Nasdaq Stock Market. The Common Stock are listed on The Nasdaq Global Select Market (“Nasdaq”). To the Company’s knowledge, there are no proceedings to revoke or suspend such listing or the listing of the Common Stock.
3.6
Filings, Consents and Approvals. Neither the execution, delivery or performance of this Agreement by the Company, nor the consummation by it of the obligations and transactions contemplated hereby (including, without limitation, the issuance, the delivery of the Warrants and the provision to the Investors of the rights contemplated by the Transaction Documents) requires any consent of, authorization by, exemption from, filing with, approval of or notice to any Governmental Entity or any other Person, other than filings required under applicable U.S. federal, state, provincial or territorial securities laws, and any rules, regulations, instruments, notices, blanket orders and policies published and/or promulgated thereunder or any regulations of any self- regulatory organizations, as such may be amended from time to time, to which the Company or its securities are subject.
3.7
No Commission or Remuneration. Neither it nor any of its Affiliates nor any person acting on behalf of or for the benefit of any of the forgoing, has paid or given, or agreed to pay or give, directly or indirectly, any commission or other remuneration (within the meaning of Section 3(a)(9) of the Securities Act and the rules and regulations promulgated thereunder) for soliciting the Exchange. Assuming the representations and warranties of the Investors contained herein are true and complete, the Exchange will qualify for the registration exemption contained in Section 3(a)(9) of the Securities Act.
4.
Representations and Warranties of the Investors. Each of the Investors hereby represents, warrants and covenants, as of the date hereof and the Closing Date, that:
4.1
Authorization. Such Investor has full power and authority to enter into the Transaction Documents to which it is a party, to perform its obligations thereunder and to consummate the transactions contemplated thereby and has taken all action necessary to authorize the execution and delivery of this Agreement and the other Transaction Documents, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby.

4.2
Investment Experience. Such Investor can bear the economic risk of its investment in the Warrants being received by it pursuant to this Agreement and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in such Warrants, and upon exercise, the Warrant Shares. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.
4.3
No Public Market. Such Investor understands that no public market currently exists for the Warrants.
4.4
Validity; Enforcement; No Liens. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Investor and shall constitute the legal, valid and binding obligations of such Investor enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. Such Investor holds the Existing Securities being exchanged by it pursuant to this Agreement free and clear of any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.
4.5
Valid and Marketable Title. Such Investor is the record and beneficial owner of, and has valid and marketable title to, the Existing Securities being exchanged by it pursuant to this Agreement, free and clear of any lien, pledge, restriction or other encumbrance (other than restrictions arising pursuant to applicable securities laws), and has the absolute and unrestricted right, power and capacity to surrender and exchange the Existing Securities being exchanged by it pursuant to this Agreement, free and clear of any lien, pledge, restriction or other encumbrance. It is not a party to or bound by, and the Existing Securities being exchanged by it pursuant to this Agreement are not subject to, any agreement, understanding or other arrangement (a) granting any option, warrant or right of first refusal with respect to such Existing Securities to any person, (b) restricting its right to surrender and exchange such Existing Securities as contemplated by this Agreement, or (c) restricting any other of its rights with respect to such Existing Securities.
4.6
No Commission or Remuneration. Neither it nor any of its Affiliates nor any person acting on behalf of or for the benefit of any of the forgoing, has paid or given, or agreed to pay or give, directly or indirectly, any commission or other remuneration (within the meaning of Section 3(a)(9) of the Securities Act and the rules and regulations promulgated thereunder) for soliciting the Exchange.
5.
Miscellaneous.
5.1
Waivers and Amendments. Upon the approval of the Company and the written consent of the Investors, the obligations of the Company and the rights of the Investors under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely). Neither this Agreement, nor any provision hereof, may be changed, waived, discharged or terminated orally or by course of dealing, but only by an instrument in writing executed by the Company and the Investors.

5.2
Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered: (a) when delivered, if delivered personally, (b) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (c) one Business Day after being sent via a reputable nationwide overnight courier service guaranteeing next Business Day delivery, or (d) when receipt is acknowledged, in the case of email, in each case to the intended recipient as set forth below, with respect to the Company, and to the addresses set forth on the signature pages hereto, with respect to the Investors, with copies (which shall not constitute notice) to Ryan Murr and Robert Phillips, One Embarcadero Center, Suite 2600, San Francisco, CA 94111, Email: rmurr@gibsondunn.com; rphillips@gibsondunn.com.

If to the Company:

Attn: Anup Radhakrishnan, Chief Financial Officer 1900 Alameda Las Pulgas, Suite 350

San Mateo, California

Email: aradhakrishnan@cargo-tx.com

with copies (which shall not constitute notice) to:

Attn: Ben Potter 140 Scott Drive

Menlo Park, CA 94025

Email: benjamin.potter@lw.com

or at such other address as the Company or the Investors may specify by written notice to the other parties hereto in accordance with this Section 5.2.

5.3
Cumulative Remedies. None of the rights, powers or remedies conferred upon any or all of the Investors on the one hand or the Company on the other hand shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.
5.4
Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto, the successors and permitted assigns of each Investor and the successors of the Company, whether so expressed or not. None of the parties hereto may assign its rights or obligations hereof without the prior written consent of the Company, except that any

Investor may, without the prior consent of the Company, assign its rights to purchase the Warrants hereunder to any of its Affiliates (provided each such Affiliate agrees to be bound by the terms of this Agreement and makes the same representations and warranties set forth in Section 4 hereof). This Agreement shall not inure to the benefit of or be enforceable by any other Person.

5.5
Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.
5.6
Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law principles. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter. Any action, suit or proceeding arising out of or in connection with, Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the City of New York and State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. The Company has the power to submit, and pursuant to this Agreement has, to the extent permitted by law, legally, validly, effectively and irrevocably submitted, to the jurisdiction of the courts herein described.
5.7
Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts (including counterparts delivered by facsimile or other electronic format) shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.
5.8
Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and, except as set forth below, this Agreement supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and thereof. Notwithstanding the foregoing, this Agreement shall not supersede any confidentiality or other non-disclosure agreements that may be in place between the Company and any or all of the Investors.
5.9
Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

5.10
U.S. Tax Matters. For U.S. federal income tax purposes, the parties intend that the Exchange will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and intend, by executing this Agreement, to adopt a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g) (collectively, the “Intended U.S. Tax Treatment”). The parties will file all applicable tax returns in a manner consistent with the Intended U.S. Tax Treatment and no party will take a position inconsistent with that treatment for U.S. federal income tax purposes, unless required to do otherwise pursuant to a final determination as defined in Section 1313(a) of the Code.

[SIGNATURES ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

CARGO THERAPEUTICS, INC.

By: /s/ Anup Radhakrishnan

Name: Anup Radhakrishnan

Title: Chief Financial Officer

Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR

Name of Investor: RTW MASTER FUND, LTD.

Signature of Authorized Signatory of Investor: /s/ Darshan Patel

Name of Authorized Signatory: Darshan Patel

Title of Authorized Signatory: Director

Email Address of Authorized Signatory: See below.

Instructions for Delivery of the Warrant to Investor: 40 10th Avenue, Floor 7

New York, NY 10014 Attn: Legal Department

Email: tn@rtwfunds.com; legalops@rtwfunds.com

Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR

Name of Investor: RTW INNOVATION MASTER FUND, LTD.

Signature of Authorized Signatory of Investor: /s/ Darshan Patel

Name of Authorized Signatory: Darshan Patel

Title of Authorized Signatory: Director

Email Address of Authorized Signatory: See below.

Instructions for Delivery of the Warrant to Investor: 40 10th Avenue, Floor 7

New York, NY 10014 Attn: Legal Department

Email: tn@rtwfunds.com; legalops@rtwfunds.com

Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR

Name of Investor: RTW BIOTECH OPPORTUNITIES LTD.

By: RTW Investments, LP, its Investment Manager

Signature of Authorized Signatory of Investor: /s/ Roderick Wong, M.D.

Name of Authorized Signatory: Roderick Wong, M.D.

Title of Authorized Signatory: Managing Partner

Email Address of Authorized Signatory: See below.

Instructions for Delivery of the Warrant to Investor: 40 10th Avenue, Floor 7

New York, NY 10014 Attn: Legal Department

Email: tn@rtwfunds.com; legalops@rtwfunds.com

Signature Page to Exchange Agreement

Schedule A List of Investors

Exhibit A

Form-of Pre-Funded Warrant

[Attached.]

OFFER AND SALE OF THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK UP AGREEMENT BY THE HOLDER HEREOF AND SUCH HOLDER IS NOT TO OFFER, SELL, CONTRACT TO SELL, PLEDGE, GRANT ANY OPTION TO PURCHASE, LEND OR OTHERWISE DISPOSE OF ANY SHARES OF COMMON STOCK OF THE COMPANY (“COMMON STOCK”), OR ANY OPTIONS OR WARRANTS TO PURCHASE ANY SHARES OF COMMON STOCK, OR ANY SECURITIES CONVERTIBLE INTO, EXCHANGEABLE FOR OR THAT REPRESENT THE RIGHT TO RECEIVE SHARES OF COMMON STOCK (SUCH OPTIONS, WARRANTS OR OTHER SECURITIES, COLLECTIVELY, “DERIVATIVE INSTRUMENTS”), OR ENGAGE IN ANY HEDGING OR OTHER TRANSACTION OR ARRANGEMENT (INCLUDING, WITHOUT LIMITATION, ANY SHORT SALE OR THE PURCHASE OR SALE OF, OR ENTRY INTO, ANY PUT OR CALL OPTION, OR COMBINATION THEREOF, FORWARD, SWAP OR ANY OTHER DERIVATIVE TRANSACTION OR INSTRUMENT, HOWEVER DESCRIBED OR DEFINED) WHICH IS DESIGNED TO OR WHICH REASONABLY COULD BE EXPECTED TO LEAD TO OR RESULT IN A SALE, LOAN, PLEDGE OR OTHER DISPOSITION OR TRANSFER OF ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, OF ANY SHARES OF COMMON STOCK OR DERIVATIVE INSTRUMENTS, WHETHER ANY SUCH TRANSACTION OR ARRANGEMENT (OR INSTRUMENT PROVIDED FOR THEREUNDER) WOULD BE SETTLED BY DELIVERY OF COMMON STOCK OR OTHER SECURITIES, IN CASH OR OTHERWISE (THE “LOCK UP AGREEMENT”) FOR A PERIOD OF 180 DAYS AFTER THE DATE OF THE FINAL PROSPECTUS USED IN THE COMPANY’S INITIAL PUBLIC OFFERING OF COMMON STOCK (THE “LOCK UP PERIOD”).

CARGO THERAPEUTICS, INC.

FORM OF PRE-FUNDED WARRANT TO PURCHASE COMMON STOCK

Number of Shares: [●] (subject to adjustment)

Warrant No. PFW2024 - [●]	Original Issue Date: [●], 20[●]

CARGO Therapeutics, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [ ] or its registered assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of [●] shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price per share equal to $0.001 per share (as adjusted from time to time as provided in Section 9 herein, the “Exercise Price”) upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”) at any time and from time to time on or after the date hereof (the “Original Issue Date”) until the Warrant has been exercised in full, subject to the following terms and conditions:

1.
Definitions. For purposes of this Warrant, the following terms shall have the following meanings:
(a)
“Affiliate” means any Person directly or indirectly controlled by, controlling or under common control with, a Holder, as such terms are used in and construed under Rule 405 under the Securities Act, but only for so long as such control shall continue.

(b)
“Closing Sale Price” means, for any security as of any date, the last trade price for such security on the

Principal Trading Market for such security, as reported by Bloomberg L.P., or, if such Principal Trading Market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg L.P., or if the security is not listed for trading on a national securities exchange or other trading market on the relevant date, the last quoted bid price for the security in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined in good faith by the Company and the Holder. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(c)
“Commission” means the United States Securities and Exchange Commission.

(d)
“Principal Trading Market” means the national securities exchange or other trading market on which the Common Stock are primarily listed on and quoted for trading, which, as of the Original Issue Date, shall be the Nasdaq Global Select Market.

(e)
“Trading Day” means any weekday on which the Principal Trading Market is open for trading. If the Common Stock are not listed or admitted for trading, “Trading Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in New York City are authorized or required by law or other governmental action to close.

(f)
“Transfer Agent” means [●], the Company’s transfer agent and registrar for the Common Share, and any successor appointed in such capacity.

2.
Warrant Register. The Company shall register ownership of this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any assignee to which this Warrant is assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.
Registration of Transfers. Subject to compliance with all applicable securities laws and if applicable, the rules of the Principal Trading Market, at the direction of the Holder, the Company shall, or will cause its Transfer Agent to, register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, and payment for all applicable transfer taxes (if any) by the Holder or any subsequent holder as the case may be. Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall, or will cause its Transfer Agent to, prepare, issue and deliver at the Company’s own expense any New Warrant under this Section 3. Until due presentment for registration of transfer, the Company may treat the registered Holder hereof as the owner and holder for all purposes, and the Company shall not be affected by any notice to the contrary.

4.
Exercise and Duration of Warrants.

(a)
All or any part of this Warrant shall be exercisable by the registered Holder in the manner set forth in Section 4(b) at any time and from time to time on or after the Original Issue Date subject to the limitations set forth in Section 11.

(b)
The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment of the Exercise Price (if applicable) in cash or immediately available funds (or pursuant to cashless exercise provisions in accordance herewith and with Section 10) for the number of Warrant Shares as to which this Warrant is being exercised. The date on which such Exercise Notice is delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares, if any. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

5.
Delivery of Warrant Shares.

(a)
The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (i) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (ii) the Warrant Shares are issued in a cashless exercise, and otherwise by issuing such Warrant Shares in the name of the Holder or its designee in restricted book-entry form in the Company’s stock register, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise by the date that is two (2) Trading Days after the delivery to the Company of the Notice of Exercise and delivery of the aggregate Exercise Price (if applicable) to the Company. The Holder, or any natural person or legal entity (each, a “Person”) so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of restricted book-entry evidencing such Warrant Shares, as the case may be.

(b)
To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with and subject to the terms hereof (including the limitations set forth in Section 11 below) are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

6.
Charges, Taxes and Expenses. Issuance and delivery of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense (excluding any applicable stamp duties) in respect of the issuance of such shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any Warrant Shares or the Warrants in a name other than that of the Holder or an Affiliate thereof. The Company agrees that, absent a change in law after the date hereof, it shall treat any such issuance and delivery upon exercise of this Warrant as either a disregarded transaction or as a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the U.S. Internal Revenue Code of 1986, as amended for U.S. federal income tax purposes. Subject to the Company’s compliance with the preceding sentence, the Holder shall be responsible for its own tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.
Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction (in such case) and, in each case, a customary and reasonable indemnity and surety bond, if requested by the Company. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.
Duly Issued Warrant Shares. The Company covenants that all Warrant Shares issuable and deliverable upon exercise in full of this Warrant shall, upon issuance and the payment of the applicable Exercise Price (if applicable) in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable. The Company will take all such action as may be reasonably necessary to assure that such Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

9.
Certain Adjustments. The number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)
Stock Dividends and Splits. If the Company, at any time while this Warrant is issued and outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stocks issued and outstanding on the Original Issue Date and in accordance with the terms of such shares on the Original Issue Date or as amended that is payable in shares of Common Stock, (ii) subdivides its issued and outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combines its issued and outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issues by reclassification of capital stock any additional shares of Common Stock of the Company, then in each such case the number of Warrant Shares issuable upon exercise of this Warrant shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately before such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, provided, however, that if such record date shall have been fixed and such dividend is not fully paid on the date fixed therefor, the number of Warrant Shares issuable upon exercise of this Warrant shall be recomputed accordingly as of the close of business on such record date and thereafter the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends. Any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)
Pro Rata Distributions. If the Company, at any time while this Warrant is issued and outstanding, distributes to all holders of Common Stock for no consideration (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) cash or any other asset (in each case, a “Distribution”), other than a reclassification as to which Section 9(c) applies, then in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the ownership limitation set forth in Section 11(a) hereof) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the ownership limitation set forth in Section 11(a) hereof, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any Common Stock as a result of such Distribution to such extent)) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until the earlier of (i) such time, if ever, as the delivery to such Holder of such portion would not result in the Holder exceeding the ownership limitation set forth in Section 11(a) hereof and (ii) such time as the Holder has exercised this Warrant.

(c)
Fundamental Transactions. If, at any time while this Warrant is issued and outstanding (i) the Company effects any amalgamation, merger or consolidation of the Company with or into another Person, in which the Company is not the surviving entity and in which the stockholders of the Company immediately prior to such amalgamation, merger or consolidation do not own, directly or indirectly, at least 50% of the voting power of the surviving entity immediately after such amalgamation, merger or consolidation, (ii) the Company effects any sale to another Person of all or substantially all of its assets in one transaction or a series of related transactions, (iii) pursuant to any tender offer or exchange offer (whether by the Company or another Person), holders of share capital tender shares representing more than 50% of the voting power of the capital stock of the Company and the Company or such other Person, as applicable, accepts such tender for payment, (iv) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the voting power of the capital stock of the Company (except (x) for any such transaction in which the stockholders of the Company immediately prior to such transaction maintain, in substantially the same proportions, the voting power of such Person immediately after the transaction or (y) any transaction or series of related transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof occurs) or (v) the Company effects any reclassification of the Common Stock or any compulsory stock exchange pursuant to which the Common Stock are effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of Common Stock covered by Section 9(a) above) (in any such case, a “Fundamental Transaction”), then following such Fundamental Transaction the Holder shall have the right to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”). The Company shall not effect any Fundamental Transaction in which the Company is not the surviving entity or the Alternate Consideration includes securities of another Person unless (A) the Alternate Consideration is solely cash and the Company provides for the simultaneous “cashless exercise” of this Warrant pursuant to Section 10 below or (B) prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or other Person (including any purchaser of assets of the Company) shall assume the obligation to deliver to the Holder such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant. The provisions of this paragraph (c) shall similarly apply to subsequent transactions analogous of a Fundamental Transaction type.

(d)
Exercise Price. Simultaneously with any adjustment to the Number of Warrant Shares pursuant to Section 9 the Exercise Price shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased Number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment. Notwithstanding the foregoing, in no event may the Exercise Price be adjusted below the par value of the Common Stock then in effect.

(e)
Calculations. All calculations under this Section 9 shall be made to the nearest one-millionth of one cent or the nearest share, as applicable.

(f)
Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(g)
Notice of Corporate Events. If, while this Warrant is issued and outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any stock of the Company or any of its subsidiaries, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice of such transaction at least ten (10) days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. In addition, if while this Warrant is issued and outstanding, the Company authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction contemplated by Section 9(c), other than a Fundamental Transaction under clause (iii) of Section 9(c), then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice of such Fundamental Transaction at least ten (10) days prior to the date such Fundamental Transaction is consummated.

10.
Payment of Cashless Exercise Price. Upon the cashless exercise of this Warrant pursuant to Section 4(b) or Section 9(c) hereof, the Company shall issue to the Holder the number of Warrant Shares in an exchange of securities effected pursuant to Section 3(a)(9) of the Securities Act as determined as follows:

X = Y [(A-B)/A]

where:

“X” equals the number of Warrant Shares to be issued to the Holder;

“Y” equals the total number of Warrant Shares with respect to which this Warrant is then being exercised;

“A” equals the Closing Sale Price per Common Share as of the Trading Day on the date immediately preceding the Exercise Date; and

“B” equals the Exercise Price per Warrant Share.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a “cashless exercise” transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued (provided that the Commission continues to take the position that such treatment is proper at the time of such exercise).

11.
Limitations on Exercise.

(a)
Notwithstanding anything to the contrary contained herein, the Company shall not effect any exercise of this Warrant, and the Holder shall not be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, immediately after giving effect to such exercise, would cause

(i) the aggregate number of Common Stock beneficially owned by the Holder, its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (such as any other members of a Section 13(d) “group”) to exceed 9.99% of the total number of issued and outstanding Common Stock of the Company following such exercise, or (ii) the combined voting power of the securities of the Company beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (such as any other members of a Section 13(d) “group”) to exceed 9.99% of the combined voting power of all of the securities of the Company then outstanding following such exercise (the thresholds in clauses (i) and (ii) each representing the “Maximum Percentage”). For purposes of this Warrant, in determining the number of outstanding Common Stock, the Holder may rely on the number of outstanding Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, filed with the Commission prior to the date hereof, (y) a more recent public announcement by the Company or (z) any other notice by the Company or its transfer agent setting forth the number of Common Stock outstanding. Upon the written request of the Holder, the Company shall within three (3) Trading Days confirm in writing or by electronic mail to the Holder the number of

Common Stock then outstanding. In any case, the number of outstanding Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder since the date as of which such number of outstanding Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage specified not in excess of 9.99% as specified in such notice; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. For purposes of this Section 11(a), the aggregate number of Common Stock or voting securities beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock or voting securities would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (such as any other members of a Section 13(d) “group”) shall include the Common Stock issuable upon the exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Common Stock which would be issuable upon (x) exercise of the remaining unexercised and non-cancelled portion of this Warrant by the Holder and (y) exercise or conversion of the unexercised, non-converted or non-cancelled portion of any other securities of the Company that do not have voting power (including without limitation any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including without limitation any debt, preferred share, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock), is subject to a limitation on conversion or exercise analogous to the limitation contained herein and is beneficially owned by the Holder or any of its Affiliates and other Persons whose beneficial ownership of Common Stock or voting securities would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (such as any other members of a Section 13(d) “group”).

(b)
This Section 11 shall not restrict the number of Common Stock that a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9(c) of this Warrant.

12.
No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number and the Company shall pay the Holder in cash the fair market value (based on the Closing Sale Price) for any such fractional shares.

13.
Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via confirmed e-mail prior to 5:30 P.M., New York City time, on a Trading Day so long as the sender of an e-mail has not received an automated notice of delivery failure from the proposed recipient’s computer server, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via confirmed e-mail on a day that is not a Trading Day or later than 5:30 P.M., New York City time, on any Trading Day so long as the sender of an e-mail has not received an automated notice of delivery failure from the proposed recipient’s computer server, (c) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, or (d) upon actual receipt by the Person to whom such notice is required to be given, if by hand delivery. The addresses and e-mail addresses for such communications shall be:

If to the Company:

Attention: Anup Radhakrishnan, Chief Financial Officer CARGO Therapeutics, Inc.

1900 Alameda Las Pulgas, Suite 350 San Mateo, California

Email: aradhakrishnan@cargo-tx.com with copies (which shall not constitute notice) to:

Attention: Ben Potter 140 Scott Drive

Menlo Park, CA 94025

Email: benjamin.potter@lw.com

If to the Holder, to its address or e-mail address set forth herein or on the books and records of the Company.

Or, in each of the above instances, to such other address or e-mail address as the recipient party has specified by written notice given to each other party at least five (5) days prior to the effectiveness of such change.

14.
Warrant Agent. The Company shall initially serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation or amalgamation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

15.
Miscellaneous.

(a)
No Rights as a Stockholder. The Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of stock capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of shares, reclassification of shares, consolidation, merger, amalgamation, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

(b)
Authorized Shares. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate or articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(c)
Successors and Assigns. Subject to compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company without the written consent of the Holder, except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the Company and the Holder and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(d)
Amendment and Waiver. Except as otherwise provided herein, this Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(e)
Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

(f)
Governing Law; Jurisdiction. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PERSON AT THE ADDRESS IN EFFECT FOR NOTICES TO IT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(g)
Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.
(h)
Severability. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the Company and the Holder will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

CARGO THERAPEUTICS, INC.
By: /S/ Anup Radhakrishnan
Name: Anup Radhakrishnan
Title: Chief Financial Officer

SCHEDULE 1

FORM OF EXERCISE NOTICE

[To be executed by the Holder to purchase Common Stock under the Warrant]

Ladies and Gentlemen:

(1)
The undersigned is the Holder of Warrant No. [●] (the “Warrant”) issued by CARGO Therapeutics, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2)
The undersigned hereby exercises its right to purchase Warrant Shares pursuant to the Warrant.

(3)
Payment shall take the form of (check applicable box):

☐
in lawful money of the United States; or

☐
the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 10 of the Warrant, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 10 of the Warrant.

(4)
Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant. If permissible, the Warrant Shares shall be delivered to the following DWAC Account Number:

(5)
By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of Common Stock (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended) permitted to be owned under Section 11(a) of the Warrant to which this notice relates.

(6)
The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

Dated:
Name of Holder:
By:
Name:
Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)